                                                                    EXHIBIT 21.1

                   HALLIBURTON COMPANY LIST OF SUBSIDIARIES

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                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
2W Underwater Contractors Ltd   U.K.
Aberdeen Cargo Handling Services Limited                                 U.K.
Al-Rushaid Taylor Diving Ltd                                             Saudi Arabia
Amsito Oilwell Services (Malaysia) Sdn Bhd                               Malaysia
Asia Energy Services Sdn. Bhd                                            Malaysia
Asian Marine Contractors Limited                                         Mauritius
Associated Underwriters, Inc                                             U.S.
Atomic Weapons Establishment PLC
Automation Technology International, Inc                                 U.S
Avalon Financial Services, Ltd                                           Cayman Is.
Azteca Transportation Services, Inc                                      U.S.
B&R - G5 Industrial Services (Proprietary) Limited                       South Africa
B&R Washington, Inc                                                      U.S.
Breswater Marine Contracting BV                                          Netherlands
Brown & Root (Asia Pacific) Pte Ltd                                      Singapore
Brown & Root (Gulf) EC                                                   Bahrain
Brown & Root (Labaun) Sendirian Berhad                                   Malaysia
Brown & Root (Malaysia) Sdn Bhd                                          Malaysia
Brown & Root (Overseas) Limited                                          U.K.
Brown & Root (Services) Limited                                          U.K.
Brown & Root (Thailand) Limited                                          Thailand
Brown & Root A/S                                                         Norway
Brown & Root and Associates Ireland Limited                              Ireland
Brown & Root AOC, Limited                                                U.K.
Brown & Root, Booz-Allen Limited                                         U.K.
Brown & Root Braun Canada Inc                                            Canada
Brown & Root Braun Ingenieros de Venezuela SA                            Venezuela
Brown & Root Building Company                                            U.S.
Brown & Root Cayman Holdings, Inc.                                       Cayman Is.
Brown & Root Condor SPA                                                  Algeria
Brown & Root Construction (Overseas) Limited                             U.K.
Brown & Root Constructores Petroleros de Ven. CA                         Venezuela
Brown & Root Corporate Services, Inc                                     U.S.
Brown & Root de Mexico SA de CV                                          Mexico
Brown & Root do Brasil Servico Maritimos Ltda                            Brazil
Brown & Root Ealing Technical Services Limited                           England
Brown & Root Energy Services (India) Private Limited                     India
Brown & Root Energy Services A/S                                         Norway
Brown & Root Engenharia e Construcoes Ltda                               Brazil
Brown & Root Engineering Sdn Bhd                                         Malaysia
Brown & Root Espanola, SA                                                Spain
Brown & Root Far East Engineers Pte Ltd                                  U.S.
Brown & Root Genesis Engineering Company                                 U.S.
Brown & Root Highlands Fabricators Limited                               U.K.
Brown & Root Holdings, Inc                                               U.S.
Brown & Root, Inc                                                        U.S.

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
                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
Brown & Root Industrial Services, Inc                                    U.S.
Brown & Root Industrial Services Philippines Inc.                        Phillippines
Brown & Root Ingenieros Petroleros de Venezuela CA                       Venezuela
Brown & Root International (Eastern), Inc                                Panama
Brown & Root International, Inc (Delaware)                               U.S.
Brown & Root International, Inc (Panama)                                 Panama
Brown & Root Limited                                                     U.K.
Brown & Root Maintenance, Inc                                            Panama
Brown & Root Malta Limited                                               Malta
Brown & Root Management Ltd                                              Canada
Brown & Root McDermott Fabricators Limited (Class A)                     U.K.
Brown & Root Mid East LLC                                                Oman
Brown & Root NA Limited                                                  Br. Virgin Islands
Brown & Root Nigeria Limited                                             Nigeria
Brown & Root Offshore NV                                                 Netherlands Antilles
Brown & Root Projects Limited                                            U.K.
Brown & Root Property, Inc.                                              Delaware
Brown & Root Pty Limited (Australia)                                     Australia
Brown & Root Saudi Limited Co.                                           Saudi Arabia
Brown & Root Services Corporation                                        U.S.
Brown & Root Servicios Industriales, Inc                                 Panama
Brown & Root Skoda                                                       Czechoslovakia
Brown & Root Technical Services, Inc                                     U.S.
Brown & Root Technology (No.2) Limited                                   U.K.
Brown & Root Technology Limited                                          U.K.
Brown & Root Toll Road Investment Partners, Inc                          U.S.
CAEX Services, Inc.                                                      U.S.
Centend Limited                                                          U.K.
CF Braun & Co of Canada Ltd                                              Canada
CF Braun Engineering Corporation                                         U.S
CF Braun Inc                                                             U.S.
Chemtronics, Inc                                                         U.S.
China Brown & Root Marine Engineering and Construction Company Ltd       China
CNOOC - Otis Well Completion Services Ltd.                               China
COESK - Taylor Diving Company                                            China
Compania Geosource De Mexico, S.A. de C.V.                               Mexico
Constructora Indolatina, SA de CV                                        Mexico
Constructores de Venezuela Brown & Root, Inc CA                          Venezuela
Corporacion Mexicana de Mantenimiento Integral SA de CV                  Mexico
Cyril Lea & Associates Limited                                           U.K.
Dawson AOC Pty Ltd                                                       Australia
Dawson Engineering Pty Ltd                                               Australia
Dawson Group Pty Ltd                                                     Australia
Dawson Industries Ltd                                                    Australia
Devonport Management Limited (Class B Shares)                            U.K.
Devonport Royal Dockyard Pension Trustees Limited                        U.K.
Devonport Royal Dockyard PLC                                             U.K.
Dorhold Limited                                                          U.K.
Drilling Information Satellite Company                                   U.S.

                                       2
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
                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
EMC Nederland BV                                                         Netherlands
Enertech Computing Corporation                                           U.S.
Enertech Engineering and Research Co.                                    U.S.
ETI Acquisition Corp                                                     U.S.
European Marine Contractors Limited                                      U.K.
Far East Oilwell Services Sdn Bhd                                        Malaysia
Fargo Engineering Company                                                U.S.
G&H Management Company                                                   U.S.
Gearhart (United Kingdom) Limited                                        U.K.
Gearhart Geodata Holdings Ltd                                            U.K.
Gearhart Well Evaluation Limited                                         U.K.
Gearhart Wireline Holdings Limited                                       U.K.
Geographix, Inc. (Colorado)                                              U.S.
Geophysical Service Europe Co Ltd                                        Hungary
Geophysical Service Intercontinental Limited                             Canada
Geosource EPIG Services Company Limited                                  Sudan
Geosource International (Nederland) BV                                   Netherlands
Geosource Service Corporation                                            U.S.
Geosource UK Limited                                                     U.K.
Global Arabian Company for Engineering and Construction
  Projects Ltd (Saudi Arabia)                                            Saudi Arabia
Global Drilling Services, Inc                                            Panama
GO Turkey SA                                                             Is. of Nevis
Green Sea AS                                                             Norway
Green Sea Operations AS                                                  Norway
Greystone Communities, Inc                                               U.S.
Halliburton (Proprietary) Limited                                        South Africa
Halliburton Affiliates Corporation                                       Delaware
Halliburton Argentina SA                                                 Argentina
Halliburton Arkhangelsk, Ltd                                             Russia
Halliburton Australia Pty Ltd                                            Australia
Halliburton BV                                                           Netherlands
Halliburton Canada Inc                                                   Canada
Halliburton Cementacao Ltda                                              Brazil
Halliburton CICS Inc                                                     Cayman Islands
Halliburton Company Austria GmbH                                         Austria
Halliburton Company Germany GmbH                                         Germany
Halliburton Consulting Services Nigeria Limited                          Nigeria
Halliburton de Mexico, SA de CV                                          Mexico
Halliburton del Amazonas S.A.                                            Peru
Halliburton del Peru SA                                                  Peru
Halliburton Delaware, Inc.                                               Delaware
Halliburton Energy Services Asia, Inc                                    U. S.
Halliburton Energy Services, Inc.                                        Delaware
Halliburton Energy Services Limited                                      U.K.
Halliburton Energy Services Nigeria Limited                              Nigeria
Halliburton Equipment Company SAE                                        Egypt
Halliburton Espanola SA                                                  Spain
Halliburton Geodata (Overseas) Limited                                   U.K.

                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
Halliburton Geodata Limited                                              U.K.
Halliburton Geophysical Services (Cayman) Ltd                            Cayman Islands
Halliburton Geophysical Services (Int'l) Ltd                             Canada
Halliburton Geophysical Services (M) Sdn Bhd                             Malaysia
Halliburton Geophysical Services de Mexico, SA de CV                     Mexico
Halliburton Global, Ltd                                                  Cayman Islands
Halliburton Holdings, Inc                                                U.S.
Halliburton Holdings Limited                                             U.K.
Halliburton International GmbH                                           Austria
Halliburton International, Inc (Del)                                     U.S.
Halliburton Italiana SpA                                                 Italy
Halliburton Kazakhstan Oilfield Services, Ltd                            Kazakhstan
Halliburton Latin America SA                                             Panama
Halliburton Limited                                                      U.K.
Halliburton Logging Services (France) SARL                               France
Halliburton Logging Services (M) Sdn Bhd                                 Malaysia
Halliburton Logging Services (UK) Limited                                U.K.
Halliburton Manufacturing (Singapore) Pte Ltd                            Singapore
Halliburton Manufacturing and Services Limited                           U.K.
Halliburton Multinational, Inc                                           U.S.
Halliburton Nigeria Limited                                              Nigeria
Halliburton Norway, Inc.                                                 U.S.
Halliburton NUS Corporation                                              U.S.
Halliburton NUS Environmental Limited                                    U.K.
Halliburton Offshore Services, Inc                                       U.S.
Halliburton Oil Field Services, Ltd                                      Russia
Halliburton Oilfield Services India Limited                              India
Halliburton Overseas Limited                                             Cayman Islands
Halliburton Products & Services Limited                                  Cayman Islands
Halliburton Real Estate Services, Inc                                    U.S.
Halliburton SAS                                                          France
Halliburton Services (Malaysia) Sdn Bhd                                  Malaysia
Halliburton Servicios (Chile) Ltda                                       Chile
Halliburton Servicos Ltda                                                Brazil
Halliburton Singapore Pte Ltd                                            Singapore
Halliburton Tesel Ltd                                                    U.K.
Halliburton Trinidad, Limited                                            Trinidad
Halliburton West Africa Ltd                                              U.S.
Halliburton Worldwide Limited                                            Cayman Islands
Halliburton-Atyrau Oil & Gas Services                                    Kazakhstan
Halliburton-GERS Ltd.                                                    Russian Federation
Halliburton-Imco (Cameroon) SARL                                         Cameroon
Halliburton-Imco (Gabon) SARL                                            Gabon
Hart Howard Humphreys                                                    Zimbabwe
HBR Energy, Inc.                                                         Delaware
HGS Enterprises Inc                                                      Panama
HGS Limited                                                              U.K.
HLS (Int'l) Holdings, Inc                                                U.S.
HLS (Middle East) Holdings, Inc                                          U.S.

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

                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
HLS (West Africa) Holdings, Inc                                          U.S.
HLS India Limited                                                        India
HLS Nigeria Limited                                                      Nigeria
HLS-Namtvedt A/S                                                         Norway
HLS-Namtvedt Holdings A/S                                                Norway
Houston Executive Air Service, Inc                                       U.S.
Howard Humphreys (Kenya) Limited                                         Kenya
Howard Humphreys (Tanzania) Limited                                      Tanzania
Howard Humphreys (Uganda) Limited                                        Uganda
Howard Humphreys (Zimbabwe) Limited                                      Wales
Howard Humphreys & Partners Limited                                      U.K.
Howard Humphreys and Sons                                                U.K.
Howard Humphreys Group Limited                                           U.K.
Howard Humphreys Limited                                                 U.K.
Howard Humphreys Project Management (Hong Kong) Limited                  Hong Kong
Howard Humphreys Project Management Limited                              U.K.
Hua Mei-Halliburton Petroleum Technical Service Company Ltd              China
Hunting - Brae Limited                                                   U.K.
IMCO Services (UK) Limited                                               England
Integrated Documatics Limited                                            U.K.
International Administrative Services, Ltd.                              Cayman Islands
IPEM Developments Limited                                                U.K.
Japan NUS Company, Ltd                                                   Japan
Jet Research Center, Inc                                                 U.S.
Kestrel Subseas Systems Limited                                          U.K.
Landmark America Latina, SA (Delaware)                                   U.S.
Landmark America Latina, SA (Panama)                                     Panama
Landmark/CAEX, Inc. (Delaware)                                           U.S.
Landmark de Mexico, SA de CV                                             Mexico
Landmark EAME, Ltd                                                       United Kingdom
Landmark Finance Corporation                                             U.S.
Landmark Graphics (Malaysia) Sdn Bhd                                     Malaysia
Landmark Graphics (Nigeria) Ltd                                          Nigeria
Landmark Graphics Argentina SA                                           Argentina
Landmark Graphics Canada, Inc. (Alberta)                                 Canada
Landmark Graphics Colombia SA                                            Colombia
Landmark Graphics Corporation                                            U.S.
Landmark Graphics do Brasil Ltda.                                        Brazil
Landmark Graphics Europe/Africa, Inc.                                    U.S.
Landmark Graphics International, Inc.                                    U.S.
Landmark Graphics Venezuela CA                                           Venezuela
Landmark/ITA, Ltd (Alberta)                                              Canada
Landmark Sales Corporation                                               Barbados
Laurel Financial Services BV                                             Netherlands
Liaohe Halliburton Flow Measurement Company                              People's Rep. China
LMK Land Company                                                         U.S.
Logging Analysis, Inc                                                    U.S.
M-I Drilling Fluids Company, LLC                                         U.S.
Management Logistics, Inc.                                               Delaware

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
                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
Manteniven, SA                                                           Venezuela
Manufacturas Halliburton de Mexico, SA de CV                             Mexico
Manufacturas Halliburton de Venezuela SA                                 Venezuela
Marend Limited                                                           Scotland
Martec-Engenharia e Obras Ltda                                           Brazil
Mashhor Brown & Root Offshore Services Sdn Bhd                           Brunei
Mashhor Well Services Sdn Bhd                                            Brunei
MGI Associates, Inc.                                                     U.S.
Mid-Valley, Inc                                                          U.S.
MIHC, Inc                                                                U.S.
Monenco Offshore Limited                                                 Canada
Moroccan Engineers & Constructors                                        Morocco
Munro Engineering Intl Pte Ltd                                           Singapore
Munro Garrett (Asia Pacific) Pty Ltd                                     Australia
Munro Garrett International, Inc.                                        U.S.
Munro Garrett International Limited                                      Scotland
Newco Engineering Limited                                                Uganda
NIS Ingenieurgesellschaft mbH                                            Germany
Oilfield Marine, Inc                                                     U.S.
Oilfield Telecommunications, Inc                                         U.S.
Otis Energy Services of Japan, Ltd                                       U.S.
Otis Engineering Italiana, Srl                                           Italy
Otis Mexicana, SA                                                        Mexico
Otis of Nigeria Limited                                                  Nigeria
Otis Pressure Control, Limited                                           U.K.
Overseas Administration Services, Ltd                                    Cayman Islands
Overseas Marine Leasing Company                                          U.S.
P.T. Brown & Root Indonesia                                              Indonesia
P.T.  Gema Sembrown                                                      Indonesia
P.T. Landmark Concurrent Solusi Indonesia                                Indonesia
Plantation Land Company, Inc (South Carolina)                            U.S.
Professional Group Consultants Limited                                   Hong Kong
Professional Resources Ltd                                               Bermuda
PT Halliburton Drilling Systems Indonesia                                Indonesia
PT Halliburton Indonesia                                                 Indonesia
PT Halliburton Logging Services Indonesia                                Indonesia
PT M-I, Indonesia                                                        Indonesia
PT Udemco Otis Indonesia                                                 Indonesia
Quimicas Do Brasil Ltda                                                  Brazil
Rezayat Brown & Root Saudi Company Limited                               Saudi Arabia
Rockwater (North Sea) Limited                                            U.K.
Rockwater AS                                                             Norway
Rockwater BV                                                             Netherlands
Rockwater CV                                                             Netherlands
Rockwater Holdings Limited                                               U.K.
Rockwater, Inc                                                           U.S.
Rockwater J/V                                                            Netherlands
Rockwater Limited                                                        U.K.
Rockwater Offshore Contractors 2 BV                                      Netherlands

                                                                         COUNTRY OF
COMPANY NAME                                                             INCORPORATION
Rockwater Offshore Contractors BV                                        Netherlands
Rockwater Offshore Contractors Pty Limited                               Australia
Rockwater Underwater Services Limited                                    Hong Kong
Sabre Manning Services Limited                                           Channel Islands
SBR Offshore Limited                                                     Canada
Seabase Limited                                                          Canada
Seaforth Engineering Limited                                             U.K.
Seaforth Kinergetics Limited                                             Scotland
Seaforth Logistics Limited                                               U.K.
Seaforth Marine Services Limited                                         U.K.
Seaforth Maritime (Holdings) Limited                                     U.K.
Seaforth Maritime Limited                                                U.K.
Seaforth Workforce Limited                                               U.K.
Sembrown Equipment Pte Ltd                                               Singapore
Service Employees International, Inc                                     Cayman Islands
Servicios Geofisicos "GSI" Ltda                                          Brazil
Servicios Halliburton de Venezuela, SA                                   U.S.
Servicios Tecnicos Brown & Root, SA                                      Panama
Shapadu Rockwater Sdn Bhd                                                Malaysia
Siam Brown and Root Limited                                              Thailand
Sierra Geophysics (UK) Limited                                           U.K.
Sociedade Brasileira de Engenharia e Construcoes Ltda                    Brazil
Stratamodel (Barbados)                                                   Barbados
Stratamodel Limited (England)                                            United Kingdom
Taylor Diving (South East Asia) Pte Ltd                                  Singapore
Taylor International Diving Company, Inc                                 U.S.
Tech Logic, Inc. (Washington)                                            U.S.
Tesel Holdings Limited                                                   U.K.
Texas Fastrac, Inc                                                       U.S.
The Arab Geophysical Exploration Services Company                        Libya
Tri-Can Perforators Limited                                              Trinidad
Tristan Services Limited                                                 U.K.
Ucamar Shipping & Transportation Company (Cayman) Limited                Cayman Islands
Universal Energy Services Aktrengesellschaft                             Liechtenstein
Vann Systems UK Limited                                                  U.K.
Walbridge Brown & Root International LLC                                 Cayman Is.
Walbridge Brown & Root International LLC - Delaware                      Delaware
WCML Development Company Limited                                         U.K.
Wharton Williams Taylor Emirates                                         United Arab Emirates

                                       7